SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 16, 2013

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2013, Pacific Ethanol, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with the holders of the Company’s Senior Unsecured Notes dated January 11, 2013 (“Senior Notes”), pursuant to which the Company agreed to pay to certain of the holders of the Company’s Senior Notes an aggregate of $2,000,000 as a prepayment of a portion of the outstanding principal amount of the Senior Notes through the issuance of an aggregate of 500,000 shares (the “Shares”) of the Company’s common stock. Under the terms of the Letter Agreement, (i) the holder of the Senior Notes that elected not to receive any prepayment of the principal amount of the Senior Note held by such holder has consented to the prepayments being made to the other holders of the Company’s Senior Notes and has waived the requirement contained in the Senior Notes that any prepayment must be applied pro rata to all outstanding Senior Notes, and (ii) the Company agreed to issue to those holders of Senior Notes that elected to receive a prepayment of a portion of the principal amount of the Senior Notes held by such holders the number of shares of the Company’s common stock equal to the quotient obtained by dividing (a) the prepayment amount allocated to such holder, by (b) $4.00. The Shares were offered pursuant to an effective registration statement on Form S-3 (Registration No. 333-180731, as supplemented to date, the “Registration Statement”).

The forgoing description is intended to provide a summary of the material terms of the Letter Agreement. This summary is qualified in its entirety by reference to the Letter Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

In connection with the offering discussed in Item 1.01, the legal opinion letter of Troutman Sanders LLP, counsel to the Company, regarding the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.  The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

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(d)	Exhibits.

Number	Description

5.1	Opinion of Troutman Sanders LLP (*)

10.1	Letter Agreement, dated December 16, 2013, by and among the Company and the holders of the Company’s Senior Unsecured Notes dated January 11, 2013 (*)(**)

__________________

(*)	Filed herewith.
(**)	The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2013	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel & Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

5.1	Opinion of Troutman Sanders LLP (*)

10.1	Letter Agreement, dated December 16, 2013, by and among the Company and the holders of the Company’s Senior Unsecured Notes dated January 11, 2013 (*)(**)

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